UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2009

AIRVANA, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33576	04-3507654
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Alpha Road Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 250-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2009, Luis J. Pajares, Vice President of North American Sales and Services of Airvana, Inc. (the “Company”), notified the Company that he will resign from the Company, effective December 31, 2009, to pursue other opportunities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airvana, Inc.

Date: November 9, 2009

By: /s/ Jeffrey D. Glidden

Jeffrey D. Glidden
Vice President, Chief Financial Officer
(Principal Financial Officer)